PATIENT INFOSYSTEMS INC REPORTS RECORD FINANCIAL
 RESULTS FOR THE THREE MONTHS ENDED MARCH 31, 2004, 324% YEAR OVER YEAR GROWTH,
                       AND 36% SEQUENTIAL REVENUE GROWTH.

Rochester, NY- Patient Infosystems Inc. (OTCBB: PATY) a leading healthcare services company today announced results from operations for the three months ended March 31, 2004.

The company reported consolidated revenues for the three months ended March 31, 2004 of $4,020,937, a 324% increase from the $947,679 for the period ended March 31, 2003. For the quarter the company reported a net loss of $1,058,913 or (.20) per share compared to a loss of ($527,706) or (.58) per share for the period ended March 31, 2003.

On December 31, 2003 the company acquired substantially all of the assets of American Caresource, a pioneer in ancillary benefits management. During the three months ended March 31, 2004 the Company operated in two segments: (i) Patient Infosystems division, which includes disease management, demand management and provider improvement services; and (ii) American Caresource, which included ancillary benefits management services. Selected financial information on the Company's segments for the three month periods ended March 31, 2004 and 2003 and pro forma combined as if the acquisition had occurred as of January 1, 2003 are presented as follows:

To assist the reader's understanding the results of operations, each of the Company's segments will be presented separately using the following segmented statement of operations, which includes pro forma results of American Caresource, a wholly owned subsidiary of Patient Infosystems, for the three month period ended March 31, 2003 for comparative purposes:

                                                Patient Infosystems               American Caresource
                                                Three Months Ended                 Three Months Ended
                                                     March 31,                         March 31,
                                               2004              2003            2004             2003
                                               ----              ----            ----             ----
                                                                                                Pro forma
REVENUES                                  $  2,344,427      $  947,679      $ 1,676,510     $  2,581,617
COSTS AND EXPENSES
  Cost of sales                              1,526,595         761,602        1,644,110        2,999,403
  Sales and marketing                          222,010         242,603          149,112           68,228
  General and administrative                   347,175         275,469          669,686          589,163
  Research and development                      32,607          31,758
                                         -------------- --------------- ---------------- ----------------
        Total costs and expenses             2,128,387       1,311,432        2,462,908        3,656,794
OPERATING PROFIT (LOSS)                        216,040       (363,753)        (786,398)      (1,075,177)
OTHER EXPENSE                                (196,772)       (141,453)          (4,569)          (5,458)
                                         -------------- --------------- ---------------- ----------------
NET PROFIT (LOSS)                               19,268       (505,206)        (790,967)      (1,080,635)

Patient Infosystems segment operating results:

Patient Infosystems revenues increased 147% to $2,344,427 up from $947,679 during the three months ended March 31, 2004 and 2003, respectively. The first quarter 2004 results represent 36% sequential revenue growth from the fourth quarter ended December 31, 2003 revenue of $1,729,885. Patient Infosystems had a net profit of $19,268 as compared to a loss of $505,206 for the 3 month periods ended March 31, 2004 and 2003, respectively.

Cost of sales for the three months ended March 31, 2004 was $1,526,595 as compared to $761,602 for the three months ended March 31, 2003. The increase in these costs was primarily the result of increased operational activity.

Sales and marketing expenses for the three months ended March 31, 2004 were $222,010 as compared to $242,603 for the three months ended March 31, 2003.

General and administrative expenses for the three months ended March 31, 2004 were $347,175, as compared to $275,469 for the three months ended March 31, 2003.

American Carsource segment operating results:

Revenues from American Caresource Holdings, Inc. ("ACS"), a wholly owned subsidiary of Patient Infosystems, are comprised of revenues from ancillary service claims and processing of patient claims. Revenues decreased to $1,676,510 from $2,581,617, during the three months ended March 31, 2004 and 2003, respectively, or 35%.

Costs of revenues decreased to $1,644,110 for the three month period ended March 31, 2004 as compared to $2,999,403 for the three month period ended March 31, 2003.

Sales expenses increased to $149,112 for the three months ended March 31, 2004, as compared to $68,228 for the three months ended March 31, 2003.

General and administrative expenses increased to $669,686 for the three months ended March 31, 2004, as compared to $589,163 for the three months ended March 31, 2003.

ACS had a net loss of $790,967 for the three month periods ended March 31, 2004 compared to $1,080,635 for the same period of 2003.

Roger Chaufournier President and CEO of Patient Infosystems states, "We are very pleased with the financial performance of both business units over the first quarter. It was our first quarter operating the ACS division. Over the past three months, our team has worked on integrating both platforms in order to achieve operational efficiencies. Our disease management division has reported sequential revenue and bottom line growth over the past few 3 quarters. Clearly, the 324% revenue growth reflects our efforts in expanding into new markets through new disease management services and our acquisition of ACS. During the quarter our disease business revenues were generated from federal, state, self insured employers, and union benefit funds. We are positioned to continue to penetrate this large market segment in order to assist our customers in reducing healthcare costs while increasing their beneficiary's health."

Presented below are the unaudited consolidated statements of operations and balance sheets for the three month periods ended March 31, 2004 and 2003. The complete financial statements are available in the Company's Form 10-QSB filed on May 17, 2004:

PATIENT INFOSYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATION (UNAUDITED)
                                                       Three Months Ended
                                                           March 31,
                                                  2004                   2003
                                                  ----                   ----

REVENUES
  Disease and Demand Management Fees          $ 2,344,427              $ 947,679
  Ancillary Benefits Management Fees            1,676,510                      -
                                          ---------------- ----------------------
       Total revenues                           4,020,937                947,679
                                          ---------------- ----------------------
COSTS AND EXPENSES
  Cost of sales                                 3,170,705                761,602
  Sales and marketing                             371,122                242,603
  General and administrative                    1,016,861                275,469
  Research and development                         32,607                 31,758
                                          ---------------- ----------------------
        Total costs and expenses                4,591,295              1,311,432
                                          ---------------- ----------------------
OPERATING LOSS                                  (570,358)              (363,753)
OTHER EXPENSE
  Financing Cost                                (171,375)                      -
  Interest expense, net                          (29,966)              (141,453)
                                          ---------------- ----------------------
NET LOSS                                        (771,699)              (505,206)
CONVERTIBLE PREFERRED STOCK DIVIDENDS           (287,214)               (22,500)
                                          ---------------- ----------------------
NET LOSS ATTRIBUTABLE TO
  COMMON STOCKHOLDERS                      $  (1,058,913)            $ (527,706)
                                          ================ ======================
NET LOSS PER SHARE - BASIC
   AND DILUTED                                   $ (0.20)               $ (0.58)
                                          ================ ======================
WEIGHTED AVERAGE COMMON  SHARES                 5,348,880                913,002

PATIENT INFOSYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED) AS OF

ASSETS                                                                           March 31, 2004     December 31, 2003
                                                                                 --------------     -----------------
CURRENT ASSETS:
  Cash and cash equivalents                                                       $       703,527       $       397,851
  Accounts receivable                                                                     878,505               771,258
  Prepaid expenses and other current assets                                               156,900               156,729
                                                                               ------------------- ---------------------
        Total current assets                                                            1,738,932             1,325,838

Property and equipment, net                                                               297,093               305,551
OTHER ASSETS:
  Intangible assets
    (net of accumulated amortization of $633,859 and $586,830)                            438,900               497,893
  Goodwill                                                                              7,004,625             6,981,876
                                                                               ------------------- ---------------------
TOTAL ASSETS                                                                          $ 9,479,550           $ 9,111,158
                                                                               =================== =====================
LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
  Bank overdraft                                                                          $     -             $ 189,608
  Accounts payable                                                                      1,282,552             1,337,862
  Accrued salaries and wages                                                              518,832               442,299
  Accrued expenses                                                                        852,758             1,043,247
  Accrued dividends                                                                       699,790               490,756
  Current maturities of long-term debt                                                     64,795               294,117
  Deferred revenue                                                                        105,689               336,598
                                                                               ------------------- ---------------------
        Total current liabilities                                                       3,524,416             4,134,487
                                                                               ------------------- ---------------------
LINE OF CREDIT                                                                          3,000,000             3,000,000
LONG-TERM DEBT                                                                             34,098                40,295

STOCKHOLDERS' DEFICIT:
  Preferred stock - $.01 par value:  shares authorized: 20,000,000
    Series C, 9% cumulative, convertible, issued and outstanding - 75,000
       as of March 31, 2004, 100,000 as of December 31, 2003                                  750                 1,000
    Series D, 9% cumulative, convertible, issued and outstanding - 840,118
       as of March 31, 2004, 830,100 as of December 31, 2003                                8,401                 8,301
  Common stock - $.01 par value:  shares authorized:
     80,000,000; issued and outstanding - 6,024,979 as of March 31, 2004,
        4,960,354 as of December 31, 2003                                                  60,250                49,604
  Additional paid-in capital                                                           48,334,726            45,596,684
  Unearned debt issuance cost                                                           (914,000)                     -
  Accumulated deficit                                                                (44,569,091)          (43,719,213)
                                                                               ------------------- ---------------------
        Total stockholders' deficit                                                     2,921,036             1,936,376
                                                                               ------------------- ---------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                           $ 9,479,550           $ 9,111,158
                                                                               =================== =====================

About Patient Infosystems:

Patient Infosystems Inc. is a leader in disease management programs that reduce healthcare costs and improve health and quality of life. The company, through its wholly owned subsidiary, American Caresource, is a pioneer in ancillary benefits management. For more information on Patient Infosystems please go to www.ptisys.com.

This release contains information about management's view of our future expectations, plans and prospects, our ability to reduce costs for our clients, to benefit their businesses and to recognize our goals for 2004 that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from historical results or those indicated by these forward-looking statements as a result of a variety of factors including, but not limited to, risks and uncertainties associated with our financial condition, our ability to sell our products, our ability to compete with competitors and the growth of the healthcare market, as well as other factors that are discussed in the company's filed Annual Report on Form 10-KSB, as well as other documents filed with the Securities and Exchange Commission.


Contact:
     PATY IR Contact:
     Lipman Capital Group Inc.
     John Lipman, 212-755-3181
     jlipman@lipmangrp.com